Exhibit 10.11

Order Sheet

U-smart Tech Co.,Ltd.
TEL. 02-363-4389 FAX. 02-363-4388

August 8, 2008

Orderer	Taxpayer Identification Number				Supplier	e-Smart Korea, Inc.	
	Name of Company	U-smart Tech Co.,Ltd.	Name of Representative	Jae Hong Woo			
	Address	117,Daewoo The-Oville B/G Business Center #103, Hap-dong,Seodaemun-Gu, Seoul, Korea				Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
	Type of Business		Items of Business			TEL.	02-2185-5887
						FAX.	02-2185-5889

Price : THREE MILLION EIGHT HUNDRED FIFTY THOUSAND WON (KRW 3,850,000) / VAT not included

NO	Name of Product	Detail	Unit	Quantity	Unit Price	Price
1	Access Control System	S/W Access Control Package	EA	1	3,000,000	3,000,000
		Main Controller (SCU-5000)	EA	1	2,000,000	2,000,000
		Power Box	EA	1	180,000	180,000
		IC Card Reader (SIR-700D)	EA	1	400,000	400,000
		Electric Strile (EDM-105)	EA	1	200,000	200,000
		Exit Button (AXT-24)	EA	1	40,000	40,000
		Construction/Piping/Lining	EA	1	400,000	400,000
	Employee ID Card	I AM CARD	EA	50	25,000	1,250,000
	Dummy Reader	STR810D	EA	30	25,000	750,000
Total						3,850,000

Reference : 1. Date of Delivery : Negotiable
2. Terms of Payment : Cash

E-SMART KOREA INC.
TEL. +822.2185.5886~8 FAX. +822.2185.5889

e-Smart Korea

642-9, Songchon B/D 9F, Yeoksam-dong
Gangnam-gu, Seoul, Korea

Delivery Notes

No. : EM-0809-001	
Date of Supply: September 9, 2008	

Recipient	Taxpayer Identification Number	110-81-81463	Supplier	Taxpayer Identification Number	220-86-72121
	Name of Company	u-Smart Tech, Inc.		Name of Company	e-Smart Korea, Inc.
	C E O	Jeo Hong Woo		C E O	Mary A. Grace
	Address	103, Daewoo-theoville KanDo, 117 Chungjeongno, Hap-dong, Seodaemun-gu, Seoul, Korea		Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Please accept the under-mentioned products as described below

NO	Name of Product	Specification	Unit	Qty	Remarks
1	Access Control System		SET	1	
	Employee ID CARD		PCS	50	
	Dummy Reader		EA	30	

Recipient: Jae Hong Woo	Supplier: Chang-Sik Park

http://www.esmartkorea.com

1/1